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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 14, 1997



                           AT&T Universal Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                   333-9309                              59-3325080
       ----------------------------                 ------------------------                   --------------
       (State or Other Jurisdiction                  (Commission File Number)                   (IRS Employer
       of Incorporation)                                                                        Identification
                                                                                                Number)



 5201 Amelia Earhart Drive, Suite 1001
         Salt Lake City, Utah                                    84116
---------------------------------------                       ----------
(Address of Principal Executive Office)                       (Zip Code)



       Registrant's telephone number, including area code: (801) 578-0619



                                         N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On May 14, 1997 the AT&T Universal Card Master Trust issued its Class A Series 1997-1 Floating Rate Asset Backed Certificates and its Class B Series 1997-1 Floating Rate Asset Backed Certificates.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following item is filed as an Exhibit to this Report under
Exhibit 4.1:

         Exhibit 4.1 Series 1997-1 Supplement to the Pooling and Servicing Agreement, dated as of May 14, 1997.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AT&T UNIVERSAL FUNDING CORP.



Date: May 14, 1997                      By: /s/ ROBERT MILLER
                                           ---------------------------
                                           Name: Robert Miller
                                           Title: Chief Accounting Officer





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                                 EXHIBIT INDEX


Exhibit                           Description                                                 Page
-------                           -----------                                                 ----
4.1                      Series 1997-1 Supplement to the Pooling
                         and Servicing Agreement, dated as of
                         May 14, 1997.





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